UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

Covisint Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-36088

Michigan (State or other jurisdiction of incorporation or organization)	26-2318591 (I.R.S. Employer Identification No.)
26533 Evergreen Road, Suite 500, Southfield, Michigan (Address of Principal Executive Offices)	48076 (Zip Code)

(Registrant’s telephone number, including area code): (248) 483-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 5, 2017, Covisint Corporation (“Covisint”) issued a press release announcing financial results for its fourth quarter and fiscal year ended March 31, 2017 and certain other information.  A copy of the press release is furnished with the Report as Exhibit 99.1. The Registrant intends to hold an investor call and webcast to discuss these results on June 5, 2017, at 5:00 p.m. Eastern Time. Additional presentation materials relating to such call are furnished hereto as Exhibit 99.2 and are incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including but not limited to statements set forth in the attached press release and additional presentation materials, may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Covisint’s expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Covisint’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, and other filings made with the Securities and Exchange Commission. Covisint expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated June 5, 2017.

99.2	Presentation materials dated June 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVISINT CORPORATION

Date: June 5, 2017                        By:    /s/ Enrico Digirolamo
Enrico Digirolamo
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated June 5, 2017
99.2	Presentation materials dated June 5, 2017